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                                  EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andre DiMinot, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ADM Tronics Unlimited, Inc. on Form 10-KSB, for the year ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of ADM Tronics Unlimited , Inc.


                                          / S / ANDRE DIMINO
                                          ----------------------------------
                                          ANDRE DIMINO
                                          CHIEF EXECUTIVE OFFICER AND CHIEF
                                          FINANCIAL OFFICER
                                          ADM TRONICS UNLIMITED, INC.

June 29, 2007